   As filed with the Securities and Exchange Commission on February 23, 2004.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                   FORM 8-A12G

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         CHARDAN CHINA ACQUISITION CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                         DELAWARE                                                         20-0456115
--------------------------------------------------------     --------------------------------------------------------
         (State of Incorporation or Organization)                            (I.R.S. Employer Identification No.)

            777 South Highway 101, Suite 215,
              Solana Beach, California                                                      92075
--------------------------------------------------------     ---------------------------------------------------------
         (Address of Principal Executive Offices)                                         (Zip Code)


If this form relates to the registration of a class of       If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act     securities pursuant to Section 12(g) of the Exchange Act
and is effective pursuant to General Instruction A.(c),      and is effective pursuant to General Instruction A.(c),
please check the following box. [ ]                          please check the following box.  [X]


Securities Act registration statement file number to which this form relates:                   333-111970
                                                                                 -------------------------------------
                                                                                             (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:                -------------------------------------

                   Title of Each Class                                         Name of Each Exchange on Which
                     to be Registered                                           Each Class is to be Registered
-------------------------------------------------------      ---------------------------------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                                      UNITS
--------------------------------------------------------------------------------
                                (Title of Class)

                         COMMON STOCK, $.0001 PAR VALUE
--------------------------------------------------------------------------------
                                (Title of Class)


                         COMMON STOCK PURCHASE WARRANTS
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-111970). This information is incorporated herein by reference.

ITEM 2.  INDEX TO EXHIBITS.

*3.1    Certificate of Incorporation
*3.2    By-Laws
*4.1    Specimen Unit Certificate
*4.2    Specimen Common Stock Certificate
*4.3    Specimen Warrant Certificate
*4.4    Form of Unit Purchase Option to be granted to Representative
*4.5 Form of Warrant Agreement between American Stock Transfer and Trust Company and the Registrant

     * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on January 16, 2004.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                                 CHARDAN CHINA ACQUISITION CORP.


Date:  February 23, 2004                         By: /s/ Kerry Propper
                                                    ----------------------------
                                                    Kerry Propper
                                                    Executive Vice President

                                       3